June 1, 2022

BNY MELLON VARIABLE INVESTMENT FUND

-Appreciation Portfolio

Supplement to Current Summary Prospectus and Prospectus

The following information supersedes and replaces the information in the second paragraph in the sections "Portfolio Management" in the summary prospectus and "Fund Summary – Portfolio Management" in the prospectus:

The fund is managed by a team of portfolio managers employed by Sarofim & Co., consisting of Gentry Lee, Catherine Crain, Christopher Sarofim, Charles Sheedy and Alan Christensen. The team is supported by Sarofim & Co.'s Investment Committee, all the members of which are senior investment professionals at Sarofim & Co. The team members hold the following positions at Sarofim & Co.: Mr. Lee is Chief Executive Officer and Chief Investment Officer, Ms. Crain is a Vice President, Mr. Sarofim is Chairman, Mr. Sheedy is a Senior Vice President and Mr. Christensen is the President and Head of Investment Risk. Mr. Lee has been a portfolio manager of the fund since December 2010. Ms. Crain has been a portfolio manager of the fund since March 1998. Messrs. Sarofim and Sheedy have been portfolio managers of the fund since October 2000. Mr. Christensen has been a portfolio manager of the fund since March 2020.

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The following information supersedes and replaces the information in the fourth paragraph in the section "Fund Details – Management" in the prospectus:

The fund is managed by a team of portfolio managers employed by Sarofim & Co., consisting of Gentry Lee, Catherine Crain, Christopher Sarofim, Charles Sheedy and Alan Christensen. The team is supported by Sarofim & Co.'s Investment Committee, all the members of which are senior investment professionals at Sarofim & Co. The Investment Committee directs and monitors Sarofim & Co.'s internal, fundamental research efforts. The team of portfolio managers operates within the guidelines set by the Investment Committee. Mr. Lee is the Chief Executive Officer and Chief Investment Officer of Sarofim & Co., where he has been employed since 1998 and is responsible for overseeing investment, client services and business operations. He has been a portfolio manager of the fund since December 2010. Ms. Crain is a Vice President at Sarofim & Co., where she has been employed since 1993. She has been a portfolio manager of the fund since March 1998. Mr. Sarofim is the Chairman of Sarofim & Co., where he has been employed since 1988. He has been a portfolio manager of the fund since October 2000. Mr. Sheedy is a Senior Vice President at Sarofim & Co., where he has been employed since 1971. He has been a portfolio manager of the fund since October 2000. Mr. Christensen is the President and Head of Investment Risk at Sarofim & Co., where he has been employed since 2005 and is responsible for overseeing marketing, client service, operations and technology initiatives. He has been a portfolio manager of the fund since March 2020.

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